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                                                                    Exhibit 10.1


                                 THIRD AMENDMENT
                                 ---------------

                  THIRD AMENDMENT (this "Amendment"), dated as of September 22, 2000, among Ceres Group, Inc., a Delaware corporation (the "Borrower"), the lending institutions party to the Credit Agreement referred to below (each a "Bank" and, collectively, the "Banks"), and The Chase Manhattan Bank, as Administrative Agent (the "Administrative Agent"). All capitalized terms used herein and not otherwise defined herein shall have the respective meanings provided such terms in the Credit Agreement.

                              W I T N E S S E T H :
                               - - - - - - - - - -


                  WHEREAS, the Borrower, the Banks and the Administrative Agent are party to a Credit Agreement, dated as of February 17, 1999 (as amended, modified and supplemented prior to the date hereof, the "Credit Agreement"); and

                  WHEREAS, the Borrower has requested that the Banks provide the amendments provided for herein and the Banks have agreed to provide such amendments on the terms and conditions set forth herein;

                  NOW, THEREFORE, it is agreed:

                  1. Section 5.15(a) of the Credit Agreement is hereby amended by inserting the text ", unless otherwise indicated on Annex V" immediately before the period appearing at the end of Section 5.15(a).

                  2. Section 7.03 of the Credit Agreement is hereby amended by
(i) deleting the text "and" appearing at the end of sub-clause (k) thereof, (ii) inserting the following new sub-clause (l) immediately after sub-clause (k) contained therein:

                           "(l) Liens resulting from the pledge of commissions
                  pursuant to the HealthMark Debt;"

and (iii) deleting the text "(l)" appearing at the beginning of sub-clause (l) and inserting the text "(m)" in lieu thereof.

                  3. Section 7.04 of the Credit Agreement is hereby amended by
(i) deleting the text "and" appearing at the end of sub-clause (g) thereof, (ii) deleting the period appearing at the end of sub-clause (h) thereof and inserting the text "; and" in lieu thereof and (iii) inserting the following new sub-clause (i) immediately after sub-clause (h):

                           "(i) the HealthMark Debt, provided that the aggregate
                  principal amount of such HealthMark Debt shall not exceed $6,000,000."


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                  4. Section 7.06 of the Credit Agreement is hereby amended by
(i) deleting the text "and" appearing at the end of sub-clause (j), (ii) deleting the period appearing at the end of sub-clause (k) thereof and inserting the text "; and" in lieu thereof and (iii) inserting the following new sub-clause (l) immediately after sub-clause (k):

                           "(l) Investments by the Borrower and Non-Regulated
                  Companies in QQLink to the extent permitted by Section 7.14(b)(iv)."

                  5. Section 7.06(g) of the Credit Agreement is hereby amended by inserting the text "other than QQLink" immediately after the text "Section 7.15" appearing in the parenthesis appearing therein.

                  6. Section 7.14(b) of the Credit Agreement is hereby amended by (i) deleting the text "and" appearing immediately before sub-clause (iii) appearing therein and inserting a comma in lieu thereof and (ii) deleting the period appearing at the end of sub-clause (b) and inserting the following text in lieu thereof:

                  "and (iv) the Borrower and its Subsidiaries may dispose of up to 20% of its shares of the common stock of QQLink, provided that (i) 100% of the shares owned directly or indirectly by the Borrower or any of its Subsidiaries is pledged pursuant to the Pledge Agreement and (ii) transfers, investments or loans, of cash or other assets (other than (a) in the ordinary course of business or (b) 4Q2000 Capital Contribution from the Borrower to QQLink in an amount not to exceed $3,000,000) from the Borrower or any Non-Regulated Company to QQLink shall not exceed $2,000,000 in the aggregate in any fiscal year."

                  7. Section 9 of the Credit Agreement is hereby amended by inserting the following definitions in the appropriate alphabetical locations:

                           "HealthMark Debt" shall mean the debt of HealthMark
                  Sales, LLC, in an amount not to exceed $6,000,000 at any time, to support the Borrower's agent advanced commission financing program.

                           "4Q2000 Capital Contribution" shall mean the
                  contribution from the Borrower to QQLink of no more than the lesser of (a) $3,000,000 of the proceeds received from the sale of the Borrower's common stock in the proposed $30,000,000 public offering planned by Borrower and (b) 10% of the net proceeds of the public offering referred to in clause
                  (a) above."

                           "QQLink" shall mean QQLink.com, a Wholly-Owned
                  Non-Regulated Company.

                  8. Annex V to the Credit Agreement is hereby amended and replaced by Schedule I attached hereto.

                  9. In order to induce the Banks to enter into this Amendment, the Borrower represents and warrants that (i) all of the representations and warranties contained in the Credit


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Agreement or in the other Credit Documents are true and correct in all material respects on and as of the Third Amendment Effective Date, both before and after giving effect to this Amendment unless any such representation and warranty expressly indicates that it is being made as of any other specific date in which case such representation and warranty shall be true and correct in all material respects as of such other specified date, and (ii) there exists no Default or Event of Default on the Third Amendment Effective Date, both before and after giving effect to this Amendment.

                  10. This Amendment shall become effective as of the date hereof (the "Third Amendment Effective Date") when the Borrower and the Required Banks shall have signed a counterpart hereof (whether the same or different counterparts) and shall have delivered (including by way of facsimile transmission) the same to the Administrative Agent at its Notice Office;

                  11. From and after the Third Amendment Effective Date, all references in the Credit Agreement and each of the Credit Documents to the Credit Agreement shall be deemed to be references to the Credit Agreement as amended hereby.

                  12. This Amendment is limited as specified and shall not constitute a modification, acceptance or waiver of any other provision of the Credit Agreement or any other Credit Document.

                  13. This Amendment may be executed in any number of counterparts and by the different parties hereto on separate counterparts, each of which counterparts when executed and delivered shall be an original, but all of which shall together constitute one and the same instrument. A complete set of counterparts shall be lodged with the Borrower and the Administrative Agent.

                  14. THIS AMENDMENT AND THE RIGHTS AND OBLIGATIONS OF THE PARTIES HEREUNDER SHALL BE GOVERNED BY AND CONSTRUED IN ACCORDANCE WITH THE LAWS OF THE STATE OF NEW YORK

                                      * * *




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                  IN WITNESS WHEREOF, each of the parties hereto has caused a counterpart of this Amendment to be duly executed and delivered as of the date hereof.

                                    CERES GROUP, INC.

                                    By:      /s/ Larry E. Wharton
                                        ------------------------------------
                                         Title:  VP Treasurer

                                    THE CHASE MANHATTAN BANK,
                                        Individually and as Administrative Agent

                                    By:      /s/ Helen L. Newcomb
                                        ------------------------------------
                                         Title: Vice President

                                    DRESDNER BANK AG NEW YORK BRANCH
                                        AND GRAND CAYMAN BRANCH

                                    By:      /s/ Lloyd C. Stevens
                                        ------------------------------------
                                         Title: Vice President

                                    By:      /s/ George T. Ferguson
                                        ------------------------------------
                                         Title: Assistant Vice President

                                    KEYBANK NATIONAL ASSOCIATION

                                    By:      /s/ Sherrie I. Manson
                                        ------------------------------------
                                         Title: Vice President

                                    FIRSTAR BANK MILWAUKEE, N.A.

                                    By:      /s/
                                        ------------------------------------
                                         Title:  Senior Vice President

                                    FLEET NATIONAL BANK

                                    By:
                                        ------------------------------------
                                         Title:


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